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                                                                  EXHIBIT 23



                       CONSENT OF INDEPENDENT AUDITORS



We consent to the incorporation by reference in Post-Effective Amendment No. 1 to the Registration Statement (Form S-8 No.2-90616) pertaining to the Tremco Stock Ownership Plan of our report dated August 22, 1995, with respect to the financial statements and supplemental schedule of the Tremco Stock Ownership Plan included in this Annual Report (Form 11-K) for the period ended March 1, 1995.




                                                          ERNST & YOUNG LLP



Cleveland, Ohio
August 22,1995





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